HEI Exhibit 99

August 2, 2012

Contact:	Shelee M.T. Kimura
	Manager, Investor Relations &	Telephone: (808) 543-7384
	Strategic Planning	E-mail: skimura@hei.com

HAWAIIAN ELECTRIC INDUSTRIES REPORTS SECOND QUARTER 2012 EARNINGS

& DECLARES DIVIDEND

Earnings Per Share of $0.40 Consistent with First Quarter 2012

Hawaiian Electric Company Invests Over $74 Million in Infrastructure

American Savings Bank Delivers Solid Results and Continues Loan Growth

Board Declares Dividend of $0.31 Per Share

HONOLULU – Hawaiian Electric Industries, Inc. (NYSE - HE) (HEI) today reported consolidated net income for common stock for the second quarter of 2012 of $38.8 million, or $0.40 diluted earnings per share (EPS), consistent with $38.3 million, or $0.40 diluted EPS in the first, or linked, quarter of 2012.  In the second quarter of 2011, net income was $27.1 million, or $0.28 diluted EPS.

“HEI delivered consistent results in the first half of the year as we continued to invest in Hawaii’s economy and clean energy future.  This quarter, our utilities invested another $74 million, two and a half times its earnings, in local infrastructure projects to continue to modernize the electric grid.  Our utilities’ use of renewable energy – now at more than 13% of electric sales – continues to grow, reflecting our ongoing commitment to moving Hawaii to clean, locally produced energy.  American Savings Bank (American) again reported solid results and total loans to customers grew over $110 million from last year, marking the seventh consecutive quarter of growth.  Hawaii’s gradual economic recovery continues to be reflected in American’s declining credit costs as asset quality continued to improve,” said Constance H. Lau, HEI president and chief executive officer.

“Reducing our dependence on oil is critical to the future of Hawaii, our company and our customers,” said Lau.  Since the end of 2010, close to 90% of the increase in the typical Oahu customer’s bill was due to the increase in the cost of oil.  “With the ongoing impact of high oil prices on customer bills, our utilities’ rate of renewable integration remains a critical priority to help stabilize customer bills,” said Lau.

Hawaiian Electric Industries, Inc. News Release

August 2, 2012

HAWAIIAN ELECTRIC COMPANY CONTINUES TO INVEST IN CLEAN ENERGY AND RELIABILITY

Hawaiian Electric Company’s1 net income for the second quarter of 2012 was $29.4 million, compared to $27.3 million in the linked quarter and $17.0 million in the second quarter of 2011.

Compared to the second quarter of 2011, the main driver of the improvement was the recovery of costs for reliability and clean energy investments on Oahu which became effective in July 2011.  As indicated last quarter, in 2011 the Oahu utility continued to spend in advance of revenues to recover the costs for its clean energy and reliability initiatives which put pressure on earnings for the first half of 2011.

Operations and maintenance (O&M) expenses2 (after-tax) were $2 million lower for the second quarter of 2012 compared to the second quarter of 2011 largely due to $2 million (after-tax) lower administrative and general expenses from a regulatory change in the capitalization of costs which became effective in July 2011.  Due to the timing of projects planned in the second half of the year, management continues to expect O&M expenses to be 6% higher for the full year 2012 compared to 2011.

AMERICAN SAVINGS BANK CONTINUES TO DELIVER SOLID RESULTS

American’s net income for the second quarter of 2012 was $14.2 million compared to $15.9 million in the first, or linked, quarter of 2012 and $15.2 million in the second quarter of 2011.  Net income declined by $1.7 million compared to the linked quarter which included the release of tax-related reserves of approximately $1 million (after-tax).  The remainder of the decrease was largely due to higher noninterest expenses for new products and business projects, some of which were originally expected to be incurred in the first quarter.  These were partially offset by $1 million lower provision for loan losses from continued improvement in credit quality and portfolio mix.

1  Hawaiian Electric Company, unless otherwise defined, refers to the three utilities, Hawaiian Electric Company, Inc. on Oahu, Maui Electric Company, Limited, and Hawaii Electric Light Company, Inc.

2  Excludes demand side management (DSM) program costs.  DSM program costs were $2 million in second quarter of 2012 compared to $1 million in second quarter of 2011.  DSM program costs are recovered through a surcharge.

Hawaiian Electric Industries, Inc. News Release

August 2, 2012

Compared to the same quarter of 2011, net income declined by $1.0 million due to the non-recurring insurance gain in the second quarter of 2011.

Overall, American continued to deliver solid results in second quarter 2012 with a return on average equity of 11.35% and a return on average assets of 1.15%.

Also refer to the American news release issued on July 30, 2012.

HOLDING AND OTHER COMPANIES

The holding and other companies’ net losses were $4.8 million in the second quarter of 2012 compared to $5.1 million in the second quarter of 2011.

BOARD DECLARES QUARTERLY DIVIDEND

On August 2, 2012, the board of directors maintained HEI’s quarterly cash dividend of 31 cents per share, payable on September 12, 2012, to shareholders of record at the close of business on August 15, 2012 (ex-dividend date is August 13, 2012).  The dividend is equivalent to an annual rate of $1.24 per share.

Dividends have been paid continuously since 1901.  At the indicated annual dividend rate and the closing share price on August 1, 2012 of $28.38, HEI’s yield is 4.4%.

WEBCAST AND TELECONFERENCE

Hawaiian Electric Industries, Inc. will conduct a webcast and teleconference call to review its second quarter 2012 earnings on Friday, August 3, 2012, at 8:00 a.m. Hawaii time (2:00 p.m. Eastern time).  The event can be accessed through HEI’s website at www.hei.com or by dialing (800) 706-7748, passcode:  32260721 for the teleconference call.  The presentation for the webcast will be on HEI’s website under the headings “Investor Relations,” “News & Events” and “Presentations & Webcasts.”  HEI and Hawaiian Electric Company, Inc. (HECO) intend to continue to use HEI’s website, www.hei.com, as a means of disclosing additional information.  Such disclosures will be included on HEI’s website in the Investor Relations section.  Accordingly, investors should routinely monitor such portions of HEI’s website, in addition to following HEI’s, HECO’s and American’s press releases, Securities and Exchange Commission (SEC) filings and public conference calls and webcasts.  The information on HEI’s website is not incorporated by reference in this document or in HEI’s and HECO’s SEC filings unless, and except to the extent, specifically incorporated by reference.  Investors may also wish to refer to the Public Utilities

Hawaiian Electric Industries, Inc. News Release

August 2, 2012

Commission of the State of Hawaii (PUC) website at dms.puc.hawaii.gov/dms in order to review documents filed with and issued by the PUC.  No information on the PUC website is incorporated by reference in this document or in HEI’s and HECO’s SEC filings.

An online replay of the webcast will be available at the same website beginning about two hours after the event.  Replays of the teleconference call will also be available approximately two hours after the event through August 17, 2012, by dialing (888) 286-8010, passcode: 61628408.

HEI supplies power to over 400,000 customers or 95% of Hawaii’s population through its electric utilities, HECO, Hawaii Electric Light Company, Inc. and Maui Electric Company, Limited and provides a wide array of banking and other financial services to consumers and businesses through American, one of Hawaii’s largest financial institutions.

FORWARD-LOOKING STATEMENTS

This release may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions.  In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements.  Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things.  These forward-looking statements are not guarantees of future performance.

Forward-looking statements in this release should be read in conjunction with the “Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 and HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements.  Forward-looking statements speak only as of the date of the report, presentation or filing in which they are made.  Except to the extent required by the federal securities laws, HEI, HECO, American and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

###

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)	Three months		Six months
	ended June 30,		ended June 30,
(in thousands, except per share amounts)	2012	2011	2012	2011
Revenues
Electric utility	$789,552	$728,738	$1,539,162	$1,374,073
Bank	64,721	66,318	129,973	131,631
Other	(5)	(737)	(7)	(752)
Total revenues	854,268	794,319	1,669,128	1,504,952
Expenses
Electric utility	728,056	686,220	1,420,412	1,286,347
Bank	42,847	42,498	85,187	86,057
Other	3,959	1,940	8,307	5,512
Total expenses	774,862	730,658	1,513,906	1,377,916
Operating income (loss)
Electric utility	61,496	42,518	118,750	87,726
Bank	21,874	23,820	44,786	45,574
Other	(3,964)	(2,677)	(8,314)	(6,264)
Total operating income	79,406	63,661	155,222	127,036
Interest expense–other than on deposit liabilities and other bank borrowings	(20,199)	(24,177)	(38,738)	(44,317)
Allowance for borrowed funds used during construction	893	553	1,763	1,073
Allowance for equity funds used during construction	1,997	1,317	3,937	2,561
Income before income taxes	62,097	41,354	122,184	86,353
Income taxes	22,824	13,742	44,122	29,806
Net income	39,273	27,612	78,062	56,547
Preferred stock dividends of subsidiaries	473	473	946	946
Net income for common stock	$38,800	$27,139	$77,116	$55,601
Basic earnings per common share	$0.40	$0.28	$0.80	$0.58
Diluted earnings per common share	$0.40	$0.28	$0.80	$0.58
Dividends per common share	$0.31	$0.31	$0.62	$0.62
Weighted-average number of common shares outstanding	96,693	95,393	96,430	95,107
Adjusted weighted-average shares	96,979	95,555	96,819	95,394

Net income (loss) for common stock by segment
Electric utility	$29,376	$17,024	$56,676	$36,213
Bank	14,189	15,195	30,066	29,046
Other	(4,765)	(5,080)	(9,626)	(9,658)
Net income for common stock	$38,800	$27,139	$77,116	$55,601
Comprehensive income attributable to common shareholders	$40,350	$31,606	$78,977	$58,230

This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2011 and HEI’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	June 30,	December 31,
(dollars in thousands)	2012	2011
Assets
Cash and cash equivalents	$207,549	$270,265
Accounts receivable and unbilled revenues, net	386,750	344,322
Available-for-sale investment and mortgage-related securities	639,112	624,331
Investment in stock of Federal Home Loan Bank of Seattle	97,764	97,764
Loans receivable held for investment, net	3,695,474	3,642,818
Loans held for sale, at lower of cost or fair value	11,915	9,601
Property, plant and equipment, net of accumulated depreciation of $2,086,098 in 2012 and $2,049,821 in 2011	3,436,021	3,334,501
Regulatory assets	698,448	669,389
Other	566,734	519,296
Goodwill	82,190	82,190
Total assets	$9,821,957	$9,594,477
Liabilities and shareholders’ equity
Liabilities
Accounts payable	$231,871	$216,176
Interest and dividends payable	24,897	25,041
Deposit liabilities	4,136,741	4,070,032
Short-term borrowings—other than bank	96,240	68,821
Other bank borrowings	218,673	233,229
Long-term debt, net—other than bank	1,429,653	1,340,070
Deferred income taxes	396,806	354,051
Regulatory liabilities	317,958	315,466
Contributions in aid of construction	381,206	356,203
Retirement benefits liability	497,687	530,410
Other	480,156	521,979
Total liabilities	8,211,888	8,031,478

Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293

Shareholders’ equity
Preferred stock, no par value, authorized 10,000,000 shares; issued: none	-	-
Common stock, no par value, authorized 200,000,000 shares; issued and outstanding: 97,023,148 shares in 2012 and 96,038,328 shares in 2011	1,377,426	1,349,446
Retained earnings	215,626	198,397
Accumulated other comprehensive loss, net of tax benefits	(17,276)	(19,137)
Total shareholders’ equity	1,575,776	1,528,706
Total liabilities and shareholders’ equity	$9,821,957	$9,594,477

This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2011 and HEI’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

Six months ended June 30	2012	2011
(in thousands)
Cash flows from operating activities
Net income	$78,062	$56,547
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Depreciation of property, plant and equipment	75,517	75,243
Other amortization	2,999	11,965
Provision for loan losses	5,924	7,105
Loans receivable originated and purchased, held for sale	(161,344)	(64,028)
Proceeds from sale of loans receivable, held for sale	161,713	71,829
Change in deferred income taxes	41,541	39,051
Change in excess tax benefits from share-based payment arrangements	(40)	(55)
Allowance for equity funds used during construction	(3,937)	(2,561)
Change in cash overdraft	-	(2,305)
Changes in assets and liabilities
Increase in accounts receivable and unbilled revenues, net	(42,428)	(52,537)
Increase in fuel oil stock	(35,893)	(6,509)
Increase (decrease) in accounts, interest and dividends payable	3,578	(41,989)
Change in prepaid and accrued income taxes and utility revenue taxes	(12,998)	8,333
Contributions to defined benefit pension and other postretirement benefit plans	(53,356)	(37,556)
Change in other assets and liabilities	(62,910)	(7,352)
Net cash provided by (used in) operating activities	(3,572)	55,181
Cash flows from investing activities
Available-for-sale investment and mortgage-related securities purchased	(93,808)	(193,119)
Principal repayments on available-for-sale investment and mortgage-related securities	75,407	161,526
Proceeds from sale of available-for-sale investment and mortgage-related securities	3,548	2,066
Net increase in loans held for investment	(61,214)	(104,824)
Proceeds from sale of real estate acquired in settlement of loans	6,036	3,977
Capital expenditures	(145,263)	(89,088)
Contributions in aid of construction	26,981	8,153
Other	-	(2,911)
Net cash used in investing activities	(188,313)	(214,220)
Cash flows from financing activities
Net increase in deposit liabilities	66,709	79,577
Net increase (decrease) in short-term borrowings with original maturities of three months or less	27,419	(24,923)
Net increase (decrease) in retail repurchase agreements	(14,556)	1,803
Proceeds from issuance of long-term debt	417,000	125,000
Repayment of long-term debt	(328,500)	(50,000)
Change in excess tax benefits from share-based payment arrangements	40	55
Net proceeds from issuance of common stock	11,909	12,071
Common stock dividends	(47,851)	(47,331)
Preferred stock dividends of subsidiaries	(946)	(946)
Other	(2,055)	(172)
Net cash provided by financing activities	129,169	95,134
Net decrease in cash and cash equivalents	(62,716)	(63,905)
Cash and cash equivalents, beginning of period	270,265	330,651
Cash and cash equivalents, end of period	$207,549	$266,746

This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2011 and HEI’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

Hawaiian Electric Company, Inc. (HECO) and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)	Three months ended		Six months ended
	June 30,		June 30,
(dollars in thousands, except per barrel amounts)	2012	2011	2012	2011

Operating revenues	$787,685	$727,652	$1,535,623	$1,371,953
Operating expenses
Fuel oil	331,064	312,141	658,903	573,001
Purchased power	188,352	171,737	353,141	319,695
Other operation	64,516	67,388	126,365	132,919
Maintenance	31,235	31,276	61,273	60,472
Depreciation	36,133	36,258	72,615	72,690
Taxes, other than income taxes	76,304	67,152	147,299	127,147
Income taxes	18,574	11,160	35,939	22,770
Total operating expenses	746,178	697,112	1,455,535	1,308,694
Operating income	41,507	30,540	80,088	63,259
Other income
Allowance for equity funds used during construction	1,997	1,317	3,937	2,561
Other, net	1,363	898	2,628	1,808
Total other income	3,360	2,215	6,565	4,369
Interest and other charges
Interest on long-term debt	15,323	14,383	29,706	28,766
Amortization of net bond premium and expense	661	766	1,406	1,549
Other interest charges (credits)	(99)	636	(370)	1,175
Allowance for borrowed funds used during construction	(893)	(553)	(1,763)	(1,073)
Total interest and other charges	14,992	15,232	28,979	30,417
Net income	29,875	17,523	57,674	37,211
Preferred stock dividends of subsidiaries	229	229	458	458
Net income attributable to HECO	29,646	17,294	57,216	36,753
Preferred stock dividends of HECO	270	270	540	540
Net income for common stock	$29,376	$17,024	$56,676	$36,213
Comprehensive income attributable to common shareholder	$29,451	$17,071	$56,828	$36,287
OTHER ELECTRIC UTILITY INFORMATION
Kilowatthour sales (millions)
HECO	1,713	1,793	3,409	3,578
HELCO	265	272	536	545
MECO	279	296	563	588
	2,257	2,361	4,508	4,711
Wet-bulb temperature (Oahu average; degrees Fahrenheit)	68.0	70.5	67.6	69.3
Cooling degree days (Oahu)	1,150	1,257	2,011	2,177
Average fuel oil cost per barrel	$145.27	$123.69	$139.63	$112.23

			Twelve months ended June 30
Return on average common equity (%) (simple average)			2012	2011
HECO			9.44	4.50
HELCO			8.77	9.01
MECO			6.11	7.11
HECO Consolidated			8.73	5.83

This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in HECO’s Annual Report on SEC Form 10-K for the year ended December 31, 2011 and the consolidated financial statements and the notes thereto in HECO’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

Hawaiian Electric Company, Inc. (HECO) and Subsidiaries

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	June 30,	December 31,
(dollars in thousands, except par value)	2012	2011
Assets
Utility plant, at cost
Land	$51,537	$51,514
Plant and equipment	5,156,323	5,052,027
Less accumulated depreciation	(2,004,465)	(1,966,894)
Construction in progress	172,986	138,838
Net utility plant	3,376,381	3,275,485
Current assets
Cash and cash equivalents	5,937	48,806
Customer accounts receivable, net	200,444	183,328
Accrued unbilled revenues, net	169,879	137,826
Other accounts receivable, net	2,465	8,623
Fuel oil stock, at average cost	207,441	171,548
Materials and supplies, at average cost	50,787	43,188
Prepayments and other	43,401	36,667
Regulatory assets	30,372	20,283
Total current assets	710,726	650,269
Other long-term assets
Regulatory assets	668,076	649,106
Unamortized debt expense	11,267	12,786
Other	91,100	86,361
Total other long-term assets	770,443	748,253
Total assets	$4,857,550	$4,674,007
Capitalization and liabilities
Capitalization
Common stock, $6 2/3 par value, authorized 50,000,000 shares; outstanding 14,233,723 shares in 2012 and 2011	$94,911	$94,911
Premium on capital stock	426,922	426,921
Retained earnings	901,195	881,041
Accumulated other comprehensive income (loss), net of income taxes	120	(32)
Common stock equity	1,423,148	1,402,841
Cumulative preferred stock – not subject to mandatory redemption	34,293	34,293
Long-term debt, net	1,147,653	1,000,570
Total capitalization	2,605,094	2,437,704
Current liabilities
Short-term borrowings – nonaffiliates	44,242	-
Current portion of long-term debt	-	57,500
Accounts payable	206,484	188,580
Interest and preferred dividends payable	19,014	19,483
Taxes accrued	217,321	230,076
Other	55,447	69,353
Total current liabilities	542,508	564,992
Deferred credits and other liabilities
Deferred income taxes	380,484	337,863
Regulatory liabilities	317,958	315,466
Unamortized tax credits	63,437	60,614
Retirement benefits liability	463,630	495,121
Other	103,233	106,044
Total deferred credits and other liabilities	1,328,742	1,315,108
Contributions in aid of construction	381,206	356,203
Total capitalization and liabilities	$4,857,550	$4,674,007

This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in HECO’s Annual Report on SEC Form 10-K for the year ended December 31, 2011 and the consolidated financial statements and the notes thereto in HECO’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

Hawaiian Electric Company, Inc. (HECO) and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

Six months ended June 30	2012	2011
(in thousands)

Cash flows from operating activities
Net income	$57,674	$37,211
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Depreciation of property, plant and equipment	72,615	72,690
Other amortization	2,770	10,833
Change in deferred income taxes	42,524	33,456
Change in tax credits, net	2,880	1,556
Allowance for equity funds used during construction	(3,937)	(2,561)
Change in cash overdraft	-	(2,305)
Changes in assets and liabilities
Increase in accounts receivable	(10,958)	(33,312)
Increase in accrued unbilled revenues	(32,053)	(18,479)
Increase in fuel oil stock	(35,893)	(6,509)
Increase in materials and supplies	(7,599)	(1,490)
Increase in regulatory assets	(35,476)	(14,498)
Increase (decrease) in accounts payable	5,931	(48,288)
Change in prepaid and accrued income taxes and utility revenue taxes	(21,141)	12,178
Contributions to defined benefit pension and other postretirement benefit plans	(52,086)	(37,021)
Change in other assets and liabilities	(6,776)	12,596
Net cash provided by (used in) operating activities	(21,525)	16,057
Cash flows from investing activities
Capital expenditures	(141,618)	(85,395)
Contributions in aid of construction	26,981	8,153
Other	-	77
Net cash used in investing activities	(114,637)	(77,165)
Cash flows from financing activities
Common stock dividends	(36,522)	(35,279)
Preferred stock dividends of HECO and subsidiaries	(998)	(998)
Proceeds from issuance of long-term debt	417,000	-
Repayment of long-term debt	(328,500)	-
Net increase in short-term borrowings from nonaffiliates and affiliate with original maturities of three months or less	44,242	-
Other	(1,929)	(17)
Net cash provided by (used in) financing activities	93,293	(36,294)
Net decrease in cash and cash equivalents	(42,869)	(97,402)
Cash and cash equivalents, beginning of the period	48,806	122,936
Cash and cash equivalents, end of period	$5,937	$25,534

This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in HECO’s Annual Report on SEC Form 10-K for the year ended December 31, 2011 and the consolidated financial statements and the notes thereto in HECO’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

American Savings Bank, F.S.B.
STATEMENTS OF INCOME DATA

(Unaudited)	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
(in thousands)	2012	2012	2011	2012	2011
Interest income
Interest and fees on loans	$44,473	$44,888	$45,648	$89,361	$91,745
Interest on investment and mortgage-related securities	3,297	3,805	3,793	7,102	7,562
Total interest income	47,770	48,693	49,441	96,463	99,307
Interest expense
Interest on deposit liabilities	1,696	1,779	2,387	3,475	4,980
Interest on other borrowings	1,214	1,261	1,382	2,475	2,749
Total interest expense	2,910	3,040	3,769	5,950	7,729
Net interest income	44,860	45,653	45,672	90,513	91,578
Provision for loan losses	2,378	3,546	2,555	5,924	7,105
Net interest income after provision for loan losses	42,482	42,107	43,117	84,589	84,473
Noninterest income
Fees from other financial services	7,463	7,337	7,240	14,800	14,186
Fee income on deposit liabilities	4,322	4,278	4,599	8,600	9,048
Fee income on other financial products	1,532	1,549	1,861	3,081	3,534
Other income	3,634	3,395	3,177	7,029	5,556
Total noninterest income	16,951	16,559	16,877	33,510	32,324
Noninterest expense
Compensation and employee benefits	18,696	18,646	18,166	37,342	35,671
Occupancy	4,241	4,225	4,288	8,466	8,528
Data processing	2,489	2,111	2,058	4,600	4,028
Services	2,221	1,783	1,949	4,004	3,720
Equipment	1,807	1,730	1,772	3,537	3,429
Other expense	8,106	6,707	7,955	14,813	15,888
Total noninterest expense	37,560	35,202	36,188	72,762	71,264
Income before income taxes	21,873	23,464	23,806	45,337	45,533
Income taxes	7,684	7,587	8,611	15,271	16,487
Net income	$14,189	$15,877	$15,195	$30,066	$29,046
Comprehensive income	$15,456	$15,899	$19,439	$31,355	$31,025

OTHER BANK INFORMATION (%)
Return on average assets	1.15	1.29	1.24	1.22	1.20
Return on average equity	11.35	12.87	12.19	12.11	11.70
Return on average tangible common equity	13.58	15.44	14.59	14.50	14.02
Net interest margin	3.97	4.04	4.07	4.01	4.11
Net charge-offs to average loans outstanding (annualized)	0.19	0.28	0.45	0.24	0.47
Efficiency ratio	60	56	57	58	57

As of period end
Nonperforming assets to loans outstanding and real estate owned **	1.84	2.02	1.69
Allowance for loan losses to loans outstanding	1.06	1.05	1.09
Tier-1 leverage ratio **	9.2	9.1	9.1
Total risk-based capital ratio **	12.8	12.9	13.3
Tangible common equity to total assets	8.58	8.46	8.63

**  Regulatory basis

This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2011 and HEI’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

American Savings Bank, F.S.B.
BALANCE SHEETS DATA
(Unaudited)

	June 30,	December 31,
(in thousands)	2012	2011

Assets
Cash and cash equivalents	$201,193	$219,678
Available-for-sale investment and mortgage-related securities	639,112	624,331
Investment in stock of Federal Home Loan Bank of Seattle	97,764	97,764
Loans receivable held for investment	3,734,937	3,680,724
Allowance for loan losses	(39,463)	(37,906)
Loans receivable held for investment, net	3,695,474	3,642,818
Loans held for sale, at lower of cost or fair value	11,915	9,601
Other	236,547	233,592
Goodwill	82,190	82,190
Total assets	$4,964,195	$4,909,974

Liabilities and shareholder’s equity
Deposit liabilities–noninterest-bearing	$1,076,579	$993,828
Deposit liabilities–interest-bearing	3,060,162	3,076,204
Other borrowings	218,673	233,229
Other	107,902	118,078
Total liabilities	4,463,316	4,421,339

Common stock	332,769	331,880
Retained earnings	176,192	166,126
Accumulated other comprehensive loss, net of tax benefits	(8,082)	(9,371)
Total shareholder’s equity	500,879	488,635
Total liabilities and shareholder’s equity	$4,964,195	$4,909,974

This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2011 and HEI’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.